Exhibit 32.2

Certification Pursuant To
18 U.S.C. Section 1350
As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of AbbVie Inc. (the “Company”) on Form 10-K for the period ended December 31, 2020 as filed with the Securities and Exchange Commission (the “Report”), I, Robert A. Michael, Executive Vice President, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert A. Michael
Robert A. Michael Executive Vice President, Chief Financial Officer
February 19, 2021

A signed original of this written statement required by Section 906 has been provided to AbbVie Inc. and will be retained by AbbVie Inc. and furnished to the Securities and Exchange Commission or its staff upon request.